EXHIBIT 23.1





                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors and Shareholders
Streicher Mobile Fueling, Inc.:

We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                  /s/ KPMG LLP


Fort Lauderdale, Florida
March 17, 2004